UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2022

LODGING FUND REIT III, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-56082	83-0556111
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 43rd Street South, Suite 205
Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 630-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information in this Report set forth under Items 2.01 and 2.03 is incorporated herein by reference into this Item 1.01.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Contribution Agreement – Hilton Garden Charlotte North – Charlotte, North Carolina

As previously disclosed in a Current Report on Form 8-K filed by Lodging Fund REIT III, Inc. (the “Company”) on March 25, 2022, the Company, through its operating partnership subsidiary Lodging Fund REIT III OP, LP (the “Operating Partnership”), entered into a Legendary Equity Preservation UPREIT (Pat. Pend.) Contribution Agreement with Smith/Curry Hotel Group HH-Harris, LLC (the “Charlotte HGI Contributor”), dated as of March 21, 2022 (as amended, the “Charlotte HGI Contribution Agreement”), pursuant to which the Contributor agreed to contribute the 112-room Hilton Garden Charlotte North hotel in Charlotte, North Carolina (the “Charlotte HGI”) to the Operating Partnership.  The Contributor is not affiliated with the Company or Legendary Capital REIT III, LLC (the “Advisor”), the Company’s external advisor. The aggregate contractual consideration under the Charlotte HGI Contribution Agreement is $15,000,000 plus closing costs, subject to adjustment as provided in the Charlotte HGI Contribution Agreement. The consideration consists of the payoff of the existing loan secured by the Charlotte HGI in the amount of $8.7 million, refinanced with a new loan by subsidiaries of the Operating Partnership with Western Alliance Bank (the “Lender”) secured by the Charlotte HGI (described in Item 2.03 below), the issuance by the Operating Partnership of 598,755 Series T Limited Units of the Operating Partnership, and the payment by the Operating Partnership of $0.4 million in cash.

Pursuant to the Charlotte HGI Contribution Agreement, the parties entered into an amendment to the amended and restated limited partnership agreement of the Operating Partnership to evidence the issuance of the Series T Limited Units to the Contributor. Such Series T Limited Units will be entitled to annual cash distributions of up to 6.0% of the unit value for the three years after closing, depending upon the net operating income (“NOI”) of the Charlotte HGI during each such applicable year. The Series T Limited Units will convert into Common Limited Units of the Operating Partnership beginning 24 months after the closing. The number of Common Limited Units to be issued to the Contributor upon conversion will be based upon a capitalization rate applied to the then-current trailing 12-month NOI of the Charlotte HGI less amounts incurred or accrued by the Operating Partnership for (i) any funds advanced as cash at closing (ii) the loan balance outstanding as of the contribution date on the existing loan secured by the Charlotte HGI, (iii) loan assumption or origination fees and related expenses, (iv) if applicable, costs of prepayment or defeasance and related expenses, (v) property improvement plan (“PIP”) and capital expenditures, (vi) operating cash infused by the Company and/or Operating Partnership, (vii) any shortfall of the 10% minimum cumulative yield on Company’s invested capital, and (ix) any other unrealized or unreimbursed costs of operating the Charlotte HGI, calculated pursuant to the terms of the Charlotte HGI Contribution Agreement, which may be higher or lower than the initial valuation.

Acquisition of Charlotte HGI

On August 25, 2022, the Contributor contributed the Charlotte HGI to the Operating Partnership for the contribution consideration described above. The Company funded the acquisition of the Charlotte HGI with proceeds from the Company’s ongoing private offering, Series T units issued to the Contributor as described above, and the refinancing of the existing loan with a new loan secured by the Charlotte HGI (described above and discussed in more detail in Item 2.03 below).

Management of Charlotte HGI

On August 25, 2022, the Company, through its subsidiary LF3 Charlotte TRS, LLC (the “Charlotte HGI TRS Subsidiary”) entered into a management agreement with HP Hotel Management, Inc. (“HP”) (the “HP Management Agreement”), to provide property management and hotel operations management services for the Charlotte HGI. The HP Management Agreement has an initial term of three years after its effective date, which automatically renews for successive three-year periods, unless terminated in accordance with its terms. Pursuant to the HP Management Agreement, the TRS Subsidiary agrees to pay to HP a management fee equal to 3.0% of total revenues, an accounting fee of $2,000 for accounting services, and a revenue management fee of $1,650, all payable monthly. HP may also receive incentive management fees if certain performance metrics are achieved and may receive an onboarding fee as defined in the HP Management Agreement.  The TRS Subsidiary also reimburses HP for certain costs of operating the property incurred on behalf of the Company.  All reimbursements are paid to HP at cost. The HP Management Agreement may be terminated upon the occurrence of an Event of Default (as defined in the HP Management Agreement), subject in certain cases to applicable notice and cure periods as described in the HP Management Agreement.  The Charlotte HGI TRS Subsidiary may terminate the HP Management Agreement if certain performance metrics are not met by HP or with no reason by paying the termination fee.

Contribution Agreement – Hilton Garden Pineville – Pineville, North Carolina

As previously disclosed in a Current Report on Form 8-K filed by the Company on March 25, 2022, the Company, through the Operating Partnership, entered into a Legendary Equity Preservation UPREIT (Pat. Pend.) Contribution Agreement with Smith/Curry Hotel Group Pineville II, LLC (the “Pineville HGI Contributor”), dated as of March 21, 2022 (as amended, the “Pineville HGI Contribution Agreement”), pursuant to which the Contributor agreed to contribute the 113-room Hilton Garden Pineville North hotel in Pineville, North Carolina (the “Pineville HGI”) to the Operating Partnership.  The Contributor is not affiliated with the Company or the Advisor. The aggregate contractual consideration under the Pineville HGI Contribution Agreement is $10,700,000 plus closing costs, subject to adjustment as provided in the Pineville HGI Contribution Agreement. The consideration consists of the payoff of the existing loan secured by the Pineville HGI in the amount of $7.8 million, refinanced with a new loan by subsidiaries of the Operating Partnership with the Lender secured by the Pineville HGI (described in Item 2.03 below), the issuance by the Operating Partnership of 249,921 Series T Limited Units of the Operating Partnership, and the payment by the Operating Partnership of $0.4 million in cash.

Pursuant to the Pineville HGI Contribution Agreement, the parties entered into an amendment to the amended and restated limited partnership agreement of the Operating Partnership to evidence the issuance of the Series T Limited Units to the Contributor. Such Series T Limited Units will be entitled to annual cash distributions of up to 6.0% of the unit value for the three years after closing, depending upon the net operating income (“NOI”) of the Pineville HGI during each such applicable year. The Series T Limited Units will convert into Common Limited Units of the Operating Partnership beginning 24 months after the closing. The number of Common Limited Units to be issued to the Contributor upon conversion will be based upon a capitalization rate applied to the then-current trailing 12-month NOI of the Pineville HGI less amounts incurred or accrued by the Operating Partnership for (i) any funds advanced as cash at closing (ii) the loan balance outstanding as of the contribution date on the existing loan secured by the Pineville HGI, (iii) loan assumption or origination fees and related expenses, (iv) if applicable, costs of prepayment or defeasance and related expenses, (v) PIP and capital expenditures, (vi) operating cash infused by the Company and/or Operating Partnership, (vii) any shortfall of the 10% minimum cumulative yield on Company’s invested capital, and (ix) any other unrealized or unreimbursed costs of operating the Pineville HGI, calculated pursuant to the terms of the Pineville HGI Contribution Agreement, which may be higher or lower than the initial valuation.

Acquisition of Pineville HGI

On August 25, 2022, the Contributor contributed the Pineville HGI to the Operating Partnership for the contribution consideration described above. The Company funded the acquisition of the Pineville HGI with proceeds from the Company’s ongoing private offering, Series T units issued to the Contributor as described above, and the refinancing of the existing loan with a new loan secured by the Pineville HGI (described above and discussed in more detail in Item 2.03 below).

Management of Pineville HGI

On August 25, 2022, the Company, through its subsidiary LF3 Pineville 2 TRS, LLC (the “Pineville HGI TRS Subsidiary”) entered into a management agreement with HP Hotel Management, Inc. (“HP”) (the “HP Management Agreement”), to provide property management and hotel operations management services for the Pineville HGI. The HP Management Agreement has an initial term of three years after its effective date, which automatically renews for successive three-year periods, unless terminated in accordance with its terms. Pursuant to the HP Management Agreement, the TRS Subsidiary agrees to pay to HP a management fee equal to 3.0% of total revenues, an accounting fee of $2,000 for accounting services, and a revenue management fee of $1,650, all payable monthly. HP may also receive incentive management fees if certain performance metrics are achieved and may receive an onboarding fee as defined in the HP

Management Agreement.  The TRS Subsidiary also reimburses HP for certain costs of operating the property incurred on behalf of the Company.  All reimbursements are paid to HP at cost. The HP Management Agreement may be terminated upon the occurrence of an Event of Default (as defined in the HP Management Agreement), subject in certain cases to applicable notice and cure periods as described in the HP Management Agreement.  The Pineville HGI TRS Subsidiary may terminate the HP Management Agreement if certain performance metrics are not met by HP or with no reason by paying the termination fee.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT

Loan Agreement of Charlotte HGI

On August 25, 2022, in connection with the contribution of the Charlotte HGI to the Operating Partnership, and pursuant to the Loan Agreement, dated as of August 25, 2022 (the “Charlotte HGI Loan Agreement”), the LF3 Charlotte, LLC and TRS Subsidiary (collectively, the “Charlotte HGI Borrower”) entered into a new $9.8 million term loan with Western Alliance Bank, (the “Lender”), which is secured by the Charlotte HGI (the “Charlotte HGI Term Loan”). The Charlotte HGI Term Loan is evidenced by a promissory note and has a fixed interest rate of 6.2% per annum. The Charlotte HGI Loan Agreement also provides for a $2.4 million development line of credit (the “Charlotte HGI DLOC” and, together with the Charlotte HGI Term Loan, the “Charlotte HGI Loan”) to finance PIP improvements at the Charlotte HGI.  Amounts may be drawn under the Charlotte HGI DLOC through February 24, 2024, which may be extended no later than the earlier of the third anniversary of the closing or the requirement completion date for PIP improvements.  Draws under the Charlotte HGI DLOC will be evidenced by a promissory note and will have a variable interest rate equal to the 30-day American Interbank Offered Rate plus 3.0% per annum, but not less than 4.5% per annum. The Charlotte HGI Borrower may request that the interest rate on Charlotte HGI DLOC draws be changed to a fixed rate pursuant to the terms of the Charlotte HGI Loan Agreement, which rate will be equal to the greater of 5.5% per annum or 3.0% plus the treasury rate as of the first business day prior to February 25, 2024. The Charlotte HGI Loan matures August 25, 2027. The Charlotte HGI Loan requires monthly payments of interest only through February 25, 2024, and monthly payments of interest and principal after that date based on a 25-year amortization, with the outstanding principal and interest due at maturity. The Borrower has the right to prepay the Charlotte HGI Loan in full on certain prepayment dates set by the Lender with a pre-determined prepayment fee and to make partial prepayments in certain limited circumstances.

The Charlotte HGI Loan Agreement contains customary events of default, including payment defaults.  If an event of default occurs under the Charlotte HGI Loan Agreement, the Lender may accelerate the repayment of amounts outstanding under the Charlotte HGI Loan Agreement and exercise other remedies subject, in certain instances, to the expiration of applicable cure periods.

Pursuant to the Charlotte HGI Loan Agreement, the Operating Partnership entered into a Guaranty (the “Charlotte HGI OP Guaranty”) with the Lender to guarantee payment when due of the loan amount and the performance of the agreements of Borrower contained in the loan documents, as further described in the Charlotte HGI OP Guaranty, which is (i) a full recourse guarantee to the lender in certain circumstances, including the occurrence of certain events, including, without limitation, certain bankruptcy or insolvency proceedings involving the Charlotte HGI Borrower, and (ii) recourse guarantee limited to the payment of all losses, damages, costs, litigation, demands, suits, or other expenses actually incurred by the lender as a result of certain “bad boy” events, including, without limitation, a criminal act or violation of securities laws, rules or regulations by any credit party or affiliate under the Charlotte HGI loan documents, any fraud or misrepresentation by a credit party in connection with the loan documents or the loan, or failure to perform obligations in the loan documents concerning environmental matters, all as further described in the Charlotte HGI OP Guaranty. The Charlotte HGI Borrower also entered into a cross guaranty with the Lender to guarantee payment of the Pineville HGI loan amount and the performance of the Pineville HGI Borrower contained in the Pineville HGI loan documents.

Loan Agreement of Pineville HGI

On August 25, 2022, in connection with the contribution of the Pineville HGI to the Operating Partnership, and pursuant to the Loan Agreement, dated as of August 25, 2022 (the “Pineville HGI Loan Agreement”), the LF3 Pineville 2, LLC and TRS Subsidiary (collectively, the “Pineville HGI Borrower”) entered into a new $7.0 million loan with the Lender, which is secured by the Pineville HGI (the “Pineville HGI Loan”). The Pineville HGI Loan is evidenced by a promissory note and has a fixed interest rate of 6.2% per annum. The Pineville HGI Loan Agreement also provides for a $2.4 million development line of credit (the “Pineville HGI DLOC” and, together with the Pineville HGI Term Loan, the

“Pineville HGI Loan”) to finance PIP improvements at the Pineville HGI.  Amounts may be drawn under the Pineville HGI DLOC through February 24, 2024, which may be extended no later than the earlier of the third anniversary of the closing or the requirement completion date for PIP improvements.  Draws under the Pineville HGI DLOC will be evidenced by a promissory note and will have a variable interest rate equal to the 30-day American Interbank Offered Rate plus 3.0% per annum, but not less than 4.5% per annum. The Pineville HGI Borrower may request that the interest rate on Pineville HGI DLOC draws be changed to a fixed rate pursuant to the terms of the Pineville HGI Loan Agreement, which rate will be equal to the greater of 5.5% per annum or 3.0% plus the treasury rate as of the first business day prior to February 25, 2024. The Pineville HGI Loan matures August 25, 2027. The Pineville HGI Loan requires monthly payments of interest only through February 25, 2024, and monthly payments of interest and principal after that date based on a 25-year amortization, with the outstanding principal and interest due at maturity. The Borrower has the right to prepay the Pineville HGI Loan in full on certain prepayment dates set by the Lender with a pre-determined prepayment fee and to make partial prepayments in certain limited circumstances.

The Pineville HGI Loan Agreement contains customary events of default, including payment defaults.  If an event of default occurs under the Pineville HGI Loan Agreement, the Lender may accelerate the repayment of amounts outstanding under the Pineville HGI Loan Agreement and exercise other remedies subject, in certain instances, to the expiration of applicable cure periods.

The Pineville HGI Loan Agreement requires the maintenance of covenants concerning a quarterly debt service coverage ratio and a quarterly debt yield for each fiscal quarter beginning September 30, 2023.To the extent the Lender holds a lien on both the Pineville HGI and the Charlotte HGI, such covenants will be required in the aggregate for both the Pineville HGI Borrower and the Charlotte HGI Borrower.

Pursuant to the Pineville HGI Loan Agreement, the Operating Partnership entered into a Guaranty (the “Pineville HGI OP Guaranty”) with the Lender to guarantee payment when due of the loan amount and the performance of the agreements of Borrower contained in the loan documents, as further described in the Pineville HGI OP Guaranty, which is (i) a full recourse guarantee to the lender in certain circumstances, including the occurrence of certain events, including, without limitation, certain bankruptcy or insolvency proceedings involving the Pineville HGI Borrower, and (ii) recourse guarantee limited to the payment of all losses, damages, costs, litigation, demands, suits, or other expenses actually incurred by the lender as a result of certain “bad boy” events, including, without limitation, a criminal act or violation of securities laws, rules or regulations by any credit party or affiliate under the Pineville HGI loan documents, any fraud or misrepresentation by a credit party in connection with the loan documents or the loan, or failure to perform obligations in the loan documents concerning environmental matters, all as further described in the Pineville HGI OP Guaranty. The Pineville HGI Borrower also entered into a cross guaranty with the Lender to guarantee payment of the Charlotte HGI loan amount and the performance of the Charlotte HGI Borrower contained in the Charlotte HGI loan documents.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On June 1, 2018, Lodging Fund REIT III, Inc. (the “Company”) commenced a private placement offering of up to $100,000,000, which was increased to $150,000,000 in shares of its common stock (the “Offering”). The Company is offering these securities in reliance upon exemptions from the registration requirements provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D under the Securities Act relating to sales not involving any public offering. The securities are being offered and sold only to purchasers who are “accredited investors,” as defined in Rule 501 of Regulation D of the Securities Act, and without the use of general solicitation, as that concept is embodied in Regulation D. In addition to sales of common stock for cash, the Company has adopted a dividend reinvestment plan (“DRIP”), which permits stockholders to reinvest their distributions back into the Company. Except as otherwise provided in the offering memorandum for the Offering, the shares offered in the Offering for cash are being offered at an initial price of $10.00 per share, with shares issued pursuant to the DRIP being purchased at an initial price of $9.50 per share.

On June 15, 2020, the Operating Partnership commenced a private placement offering of limited partnership units in the OP, designated as Series GO LP Units, with a maximum offering of $20,000,000, which may be increased to $30,000,000 in the sole discretion of the General Partner, (the “GO Unit Offering”). The Operating Partnership is offering these securities in reliance upon exemptions from the registration requirements provided by Section 4(2) of the Securities Act and Regulation D under the Securities Act relating to sales not involving any public offering. The securities are being offered and sold only to purchasers who are “accredited investors,” as defined in Rule 501 of Regulation D of the Securities Act, and without the use of general solicitation, as that concept is embodied in Regulation D. Subject to restrictions on ownership in order to comply with rules governing real estate investment trusts and the terms of the partnership agreement of the Operating Partnership, each holder of Series GO LP Units (a “Series GO Limited Partner”) will have the right to exchange its Series GO LP Units for, at the option of the Operating Partnership, an equivalent number of shares of common stock of the Company (“Common Shares”), or cash equal to the fair market value of the Common Shares (the “Cash Amount”) which would have otherwise been received pursuant to such exchange. The exchange right is not available until all of the following have occurred (the “Exchange Date”):  (i) the Common Shares are listed on a national securities exchange, the sale of all or substantially all of the GP Units and Interval Units held by the Company or any sale, exchange or merger of the Company or the Operating Partnership or, as determined in the sole discretion of the Company, the occurrence of a similar event; (ii) the Series GO Limited Partner has held its Series GO LP Units for at least one year; (iii) the Common Shares to be issued pursuant to the redemption have been registered with the SEC and the registration statement has been declared effective, or an exemption from registration is available; and (iv) the exchange does not result in a violation of the shareholder ownership limitations set forth in the Company’s articles of incorporation. Notwithstanding the above, the Company may waive any of the requirements above in its sole discretion other than (ii) or (iv). Our board of directors terminated the GO Unit Offering as of February 14, 2022. Our board of directors approved and ratified additional sales after February 14, 2022 in the GO Unit Offering for sales which were pending as of that date

On June 15, 2020, the Operating Partnership established a new series of limited partnership units in the Operating Partnership, designated as Series T LP Units (the “Series T LP Units”).  The Operating Partnership may issue the Series T LP Units from time to time to persons who contribute direct or indirect interests in real estate to the Operating Partnership.  The Operating Partnership issued an aggregate of 5,404,433 Series T LP Units in connection with such property contributions. These securities were issued in reliance upon exemptions from the registration requirements provided by Section 4(2) of the Securities Act and Regulation D under the Securities Act relating to sales not involving any public offering. The securities were offered and sold only to purchasers who are “accredited investors,” as defined in Rule 501 of Regulation D of the Securities Act. Subject to the terms of the partnership agreement of the Operating Partnership, each holder of Series T LP Units (a “Series T Limited Partner”) will have its Series T LP Units convert into Common Limited Partnership Units of the Operating Partnership (“Common LP Units”) beginning 24 months after the issuance and will automatically convert into Common LP Units upon other events as described in the Partnership Agreement of the Operating Partnership. The conversion of Series T LP Units into Common LP Units may vary with each issuance and is generally based on a formula that applies an applicable capitalization rate to the then-current trailing twelve months net operating income of the hotel property less the loan balance outstanding as of the contribution date as assumed by the Operating Partnership, and less other amounts incurred by the Operating Partnership including but not limited to certain closing costs, loan assumption fees and defeasance costs, property improvement plan (“PIP”) and capital expenditures, operating cash infused by the Operating Partnership, and any shortfall of certain minimum cumulative investment yield. There is no guarantee that the future financial performance of the contributed hotel property will be sufficient to result in the issuance of Common LP Units resulting from the application of the conversion formula applicable to the issuance of Series T LP Units at the time of conversion. As a result, the number of Common Shares described below in connection with the Series T LP Unit conversions assumes a projected conversion rate based on the value of the contributed property assigned by third-party appraisals received by the Company on or prior to the date of this filing.

On December 3, 2021, the Operating Partnership commenced a private placement offering of its Common LP Units. The Operating Partnership is offering these securities in reliance upon exemptions from the registration requirements provided by Section 4(2) of the Securities Act and Regulation D under the Securities Act relating to sales not involving any public offering. The securities are being offered and sold only to purchasers who are “accredited investors,” as defined in Rule 501 of Regulation D of the Securities Act. Subject to restrictions on ownership in order to comply with rules governing real estate investment trusts and the terms of the partnership agreement of the Operating Partnership, each holder of Common LP Units (a “Common LP Partner”) will have the right to exchange its Common LP Units for, at the option of the Operating Partnership, an equivalent number of Common Shares or the Cash Amount which would have otherwise been received pursuant to such exchange.  The exchange right is not available until the Exchange Date (as defined above). Notwithstanding the above, the Company may waive any of the requirements above in its sole discretion other than (ii) or (iv).

During the period from May 13, 2022 to August 25, 2022, the Company issued and sold 625,538 shares of common stock, including 49,565 shares issued pursuant to the DRIP. Although the number is not determinable at this time, the Operating Partnership estimates that an additional 250,435 Common LP Units will be issuable upon conversion of Series T Limited Units to Common LP Units as described above. The Company and the Operating Partnership received aggregate proceeds of approximately $8.7 million. During the period from May 13, 2022 to August 25, 2022, aggregate selling commissions of $311,602 and marketing and diligence allowances and other wholesale selling costs and expenses of $492,436 were paid in connection with the Offering. As of August 25, 2022, there were 9,506,657 shares of the Company’s common stock, 3,118,051 Series GO LP Units and 1,238,812 Common LP Units outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGING FUND REIT III, INC.

Dated: August 31, 2022	BY:	/s/ Corey R. Maple
Corey R. Maple
Chairman of the Board, Chief Executive Officer and Secretary